UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

HELIX WIND CORP.

(Name of Registrant as Specified In Charter)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3)  Per unit price or other underlying  value  of transaction  computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction: Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

2)  Form, Schedule or Registration No.:

3)  Filing Party:

4)  Date Filed

HELIX WIND, CORP.
13125 Danielson Street, Suite 104
Poway, California 92064

July 13, 2011

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

To Our Stockholders:

The Information Statement enclosed herewith has been filed with Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to holders of shares of common stock, par value $.001 per share (the “Common Stock”) and to the holders of the Series A Preferred Stock, of Helix Wind Corp. (the “Company,” “our,” “we,” or “us”). The purpose of the Information Statement is to notify our stockholders that, on June 30, 2011 (the “Record Date”), we obtained the prior approval, by way of written consent in lieu of a meeting, from certain of our principal stockholders holding 1,850,000,000 of the outstanding voting rights which represents 51.39% of the outstanding voting rights held by all holders of our Common Stock (par value $0.0001) and our Series A Preferred Stock ($0.0001) authorizing resolutions as to the following:

(1)	Approving the appointment of Anton & Chia, Certified Public Accountants, as the Company’s independent accountants;

(2)	Approving the amendment to Article 3 of our Articles of Incorporation to increase the Company’s authorized Common Stock (par value $0.0001) from 1,750,000,000 shares to 100,000,000,000 shares.

The enclosed Information Statement is being furnished to you to inform you that the foregoing action has been approved by the holders of, or persons otherwise able to direct the vote of, a majority of the holders of a majority of the outstanding voting rights. You are urged to read the Information Statement in its entirety. However, no action is required on your part in connection with this document. No meeting of our stockholders will be held or proxies requested for these matters since they have already been consented to by the holders of a majority of the outstanding voting rights, acting by written consent in lieu of a meeting, in their capacity as holders of a majority of the outstanding voting rights as held by holders of the Company’s Common Stock and Series A Preferred Stock.

Under Rule 14c-2(b) of the Exchange Act, the resolutions described in the Information Statement may be effected no earlier than 20 calendar days after we have mailed the Information Statement to our stockholders. The record date established by the Company for purposes of determining the number of issued and outstanding shares of Common Stock, and thus voting power, was May 24, 2011. The Information Statement is being mailed on or about July 13, 2011to our stockholders of record on the Record Date.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Thank you for your continued support.

Sincerely, /s/ James Tilton James Tilton President and Chairman

HELIX WIND, CORP.
13125 Danielson Street, Suite 104
Poway, California 92064

SCHEDULE 14(C) INFORMATION STATEMENT
(PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934
AND RULE 14C-2 THEREUNDER)

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT WE ARE NOT ASKING YOU
FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being mailed or otherwise furnished to you by the board of directors (the “Board of Directors”) of Helix Wind, Corp. (the “Company” “we” or “us”) to inform you that the Company has obtained the prior approval, by way of written consent in lieu of a meeting, of certain of our principal stockholders holding 1,850,000,000 of the Company’s outstanding voting rights as held by the holders of the Company’s Series A Preferred Stock (par value $0.0001) (the “Preferred Stock”), as of  May 24, 2011 (the “Record Date”), representing approximately 51.39% of our then total issued and outstanding voting rights as constituted by the 1,750,000,000 shares of our Common Stock and the 1,000,000 shares of the Preferred Stock (with each share of the Preferred Stock having 1,850 votes per share or an aggregate of 1,850,000,000 votes by holders of the Preferred Stock) authorizing resolutions as to the following:

(1)	Approving the appointment of Anton & Chia, Certified Public Accountants, as the Company’s independent accountants;

(2)	Approving the amendment to Article 3 of our Articles of Incorporation to increase the Company’s authorized Common Stock (par value $0.0001) from 1,750,000 shares to 100,000,000,000 shares.

Our Board of Directors approved all of the foregoing actions by unanimous written consent on May 20, 2011 and recommended that such resolutions be submitted for stockholder approval.

Accordingly, all necessary corporate approvals in connection with such actions will be duly obtained and this Information Statement is being furnished solely for the purpose of informing the stockholders of the Company, in the manner prescribed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of this corporate action before it takes effect. No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters’ rights with respect to the receipt of the written consents, and no dissenters’ rights under the Nevada Revised Statutes (the “Nevada Statutes”) are afforded to our stockholders as a result of the adoption of these resolutions.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS
IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

All holders of our Common Stock as of the close of business on the Record Date are entitled to notice and receipt of this Information Statement. The resolutions described in the Information Statement may be effected no earlier than 20 calendar days after we have mailed the Information Statement to our stockholders. This Information Statement is first being mailed or furnished to the stockholders of the Company on or about July 13 , 2011.  The Company will pay all expenses in connection with the preparing, printing and mailing of this Information Statement.

GENERAL INFORMATION

WHAT ARE STOCKHOLDERS BEING ASKED TO APPROVE?

Stockholders are not being asked to approve anything. To the extent required, stockholder approval of the actions discussed herein has already been obtained. This Information Statement is being provided to you only for purposes of informing you of what has already been approved.

WHAT ACTION IS TO BE APPROVED?

Each of the following:

(1)	Approving the appointment of Anton & Chia, Certified Public Accountants, as the Company’s independent accountants;

(2)	Approving the amendment to Article 3 of our Articles of Incorporation to increase the Company’s authorized Common Stock (par value $0.0001) from 1,750,000 shares to 100,000,000,000 shares.

MATTER OF INCREASE IN AUTHORIZED COMMON STOCK

The Company seeks to increase the amount of authorized Common Stock from 1,750,000,000 to 100,000,000,000.  The Company believes that if stock market conditions and the Company’s circumstances allow, the Company may have an opportunity to offer and sell additional shares of its common stock which may allow it to raise capital, convert debt into common stock or undertake one or more other corporate transactions.  The Company has not received any commitments or any indications of interest from any sources of capital that any one or more of any such transactions will be undertaken and the Company is not aware of any interest in any such transaction.  The Company does believe that the increase may give the Company some measure of financial flexibility so that, if circumstances and appropriate opportunities arise, it may have a better ability to respond and without unreasonable delay.

At the same time, should the Company issue any additional shares of its Common Stock as a result of the increase in the authorized Common Stock indicated above, the issuance will likely result in a substantial and immediate dilution in the interests of the Company’s existing stockholders. To that extent, the interests of the Company’s existing stockholders will be reduced as their ownership percentage (of the Company’s voting stock) is directly diminished. There can be no assurance the Company will be successful in undertaking or consummating any additional issuances of its Common Stock or, if they are consummated, that they can be accomplished on terms that are reasonable in light of current market conditions.  The Company is a small company and the Company’s financial condition remains entirely precarious.

HOW CAN STOCKHOLDER APPROVAL ALREADY HAVE BEEN OBTAINED IF STOCKHOLDERS WERE NOT YET INVITED TO VOTE AND NO STOCKHOLDERS’ MEETING HAS BEED HELD ?

Section 78.320 of the Nevada Statutes provides that, unless prohibited under a company’s articles of incorporation or bylaws, any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a written consent thereto is obtained by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

In accordance with the Nevada Statutes and our Articles of Incorporation, all of the corporate action discussed herein requires the affirmative vote of the holders of a majority of our voting power. Each share of our Common Stock entitles the holder to one vote on all matters submitted to the stockholders. We currently have no class of voting stock outstanding other than the Common Stock and our Preferred Stock, and neither our Articles of Incorporation nor our Bylaws prohibit stockholder action by way of written consent.

In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the action described herein as early as possible in order to accomplish the purposes as hereafter described, our Board of Directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority in interest of the Company’s voting stock, which voting stock is comprised solely of the Common Stock and the Preferred Stock. As of May  24 , 2011 (the “Record Date”), there were 1,750,000,000 shares of our Common Stock outstanding and 1,000,000 shares of our  Series A Preferred Stock outstanding (with each share of our Series A Preferred Stock entitled to 1,850 votes per share) outstanding.  Also as of June 30, 2011, the written consent of certain of our principal stockholders holding 1,850,000,000 voting rights (representing 1,000,000 shares of our Series A Preferred Stock), representing approximately 51.39% of our then total issued and outstanding voting rights, to each of the above actions has been obtained. Our Board of Directors approved all of the foregoing actions by unanimous written consent (in accordance with Section 78.315 of the Nevada Statutes) on May 20, 2011 and recommended that such resolutions be submitted for stockholder approval.

As a result of the foregoing, no stockholder vote or meeting is required to approve the action and no proxies will be solicited.

ARE STOCKHOLDER’S ENTITLED TO DISSENTER’S RIGHTS IN CONNECTION WITH THIS ACTION ?

No.  The Nevada Statutes do not provide for dissenter’s rights in connection with any of the action taken.

IS THE COMPANY DISTRIBUTING THIS INFORMATION STATEMENT VOLUNTARILY?

No.  Although the Nevada Statutes do not require that notice of action taken by way of written consent of stockholders be provided to non-consenting stockholders, federal securities laws impose very specific requirements for reporting companies. Pursuant to Rule 14C-2 promulgated under the Exchange Act, any stockholder approval of a reporting company which is obtained by written consent cannot take effect until 20 days after an Information Statement conforming to the requirements of Schedule 14C is mailed to stockholders.

DISSENTERS’ RIGHT OF APPRAISAL

Under the Nevada Statues, the stockholders have no dissenters’ rights in connection with any of the actions taken.

INFORMATION RELATING TO SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 24, 2011, the beneficial ownership of the Company’s Common Stock and the Series A Preferred Stock by (i) the only persons who own of record or are known to own, beneficially, more than 5% of the Company’s voting rights (derived from the combination of the Company’s Common Stock and the Company’s Series A Preferred Stock; (ii) each director and executive officer of the Company; and  (iii) all directors and officers as a group. Unless otherwise indicated, each such person is believed to have the sole voting and investment power with respect to the shares owned. The address of each person listed is in care of Helix Wind, Corp., 13125 Danielson Street, Suite 101, Poway, California 92064.

Name of Beneficial Owner	Amount and Nature of Beneficial Owner (1)	Percent of Class (2)
James Tilton (3)	934,000,250	25.94%
Kevin K. Claudio (4)	399,999,600	11.11%
All Officers and Directors as a group (2 persons)	1,333,999,850	37.05%

(1)
Based upon 1,750,000,000 shares of common stock plus 1,000,000 shares of the Series A Preferred Stock with each share of the Series A Preferred Stock having 1,850 votes per share issued and outstanding as of May 24, 2011.

(2)
All percentages shown represent the sum of 1,750,000,000 voting rights held by holders of our Common Stock plus 1,850,000,000 voting rights held by holders of our Series A Preferred Stock or an aggregate of 3,600,000,000 voting rights issued and outstanding as of May 24, 2011.

(3)	Consists of 504,865 shares of our Series A Preferred Stock directly owned by James Tilton with each share having 1,850 votes per share.
(4)	Consists of 216,216 shares of our Series A Preferred Stock directly owned by Kevin K. Claudio with each share having 1,850 votes per share.

INFORMATION RELATING TO ACTIONS TAKEN BY OUR BOARD OF DIRECTORS AND THE CONSENTING STOCKHOLDERS

OUR BOARD OF DIRECTORS AND THE STOCKHOLDERS HOLDING A MAJORITY OF THE ISSUED AND OUTSTANDING VOTING RIGHTS OF THE COMPANY HAVE APPROVED: (a) THE APPOINTMENT OF ANTON & CHIA AS THE COMPANY’S INDEPENDENT ACCOUNTANTS; (b) THE AMENDMENT TO OUR ARTICLES OF INCORPORATION INCREASING THE AUTHORIZED COMMON STOCK.

NO ADDITIONAL MATTERS

Except as set forth above, as of the date of this Information Statement, the Board of Directors knows of no other matters other than those described in this Information Statement, which have been approved or considered by the holders of a majority of the shares of our voting stock.

WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

Only one Information Statement is being delivered to multiple security holders sharing an address. If you are a security holder at a shared address to which a single copy of this Information Statement was delivered, and you desire to obtain a separate copy of the documents delivered, please contact our Chief Financial Officer, Kevin K. Claudio, at the Company.

The Company is subject to the information requirements of the Exchange Act, and in accordance therewith, files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and Form 10-Q with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, NE, Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE, Washington, DC 20549, at prescribed rates.

You may obtain information on the operation of the Commission’s Public Reference Room by calling the Commission at (800) SEC-0330. The Commission also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) may be obtained free of charge.

E-Information Statement and Copy of the Information Statement

Securities and Exchange Commission rule changes provide new flexibility for public companies to distribute their annual information statement and annual report to shareholders.  Companies can now distribute these materials to shareholders by mailing a brief “Notice of Internet Availability” and posting the Information Statement on the Company’s Web site.  This new process informally called “e-proxy.” Helix Wind Corp. is taking advantage of e-proxy to distribute its Information Statement.  Below are some questions and answers that we hope will help our shareholders understand how e-proxy works.

What’s the point of e-proxy?

E-Proxy is expected to deliver benefits for both shareholders and companies, including:

■           leveraging the power of the Internet to make proxy materials easily accessible and encourage electronic voting,

■           promoting sustainable business practices by reducing t5he consumption of paper, energy, and resources, and

■           providing more choices for shareholders to access proxy information and vote, while preserving the ability to receive paper materials if they wish.

What will the “Notice of Internet Availability” look like?

It will come in two forms.  If you hold your shares through a bank or broker, you will get a document entitled “IMPORTANT NOTICE REGARDING THE AVAILABILITY OF INFORMATION STATEMENT MATERIALS FOR SHAREHOLDERS” from the Company.  If you are a registered shareholder, you will get a document entitled “NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT MATERIALS” from our stock transfer agent, Island Stock Transfer.  In either case, the notice will contain:

■           a notice of the Stockholder Action,

■           instructions on how to view the Information Statement Materials online or request paper copies, and

■           instructions about the Stockholder Action.

I prefer to read my Information Statement Materials on paper.  How do I get paper copies?

The Notice of Internet Availability will have instructions on how to request paper copies by phone, e-mil, or on the Internet. You will be sent the materials by First Class U.S. Mail within three business days of receipt of your request.  Once you request paper, you will continue to receive materials in paper form until you instruct us otherwise.  The online Information Statement Materials will also be in a format suitable for printing on your own printer.

Questions by Stockholders

In the event that any Stockholder has any requests, please direct them to the Company by telephoning the Company at (1-877-246-4354) or by mail to the Company at 13125 Danielson Street, Suite 104, Poway, California 92064.

By Order of the Board of Directors

/s/ James Tilton
James Tilton
Chairman and President

EXHIBIT 3(b1)

AMENDMENT TO ARTICLES OF INCORPORATION

OF

HELIX WIND CORP.

Helix Wind Corp., a corporation organized and existing under the laws of the State of Nevada, hereby certifies as follows:

1.    This Amendment to Articles of Incorporation amends Article 3 of the Amended and Restated Articles of Incorporation of this corporation in full.

2.    The text of the Amendment to Article 3 of the Articles of Incorporation, as amended, shall be and read as follows:

“3.    That the total number of common stock authorized that may be issued by the Corporation is One Hundred Billion (100,000,000,000) shares of stock ($.0001) par value and the total number of preferred stock authorized that may be issued by the Corporation is FIVE MILLION (5,000,000) shares ($0.0001) par value and no other class of stock shall not be authorized.  The description of the Preferred Stock with the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, and qualifications and rights thereof are as follows:

(A)
Preferred Stock may be issued, from time to time, in one or more Series, each of such Series to have such terms as are stated and expressed herein and in the resolutions providing for the issue of such Series adopted by the Board of Directors as hereinafter provided.

(B)
The Board of Directors, subject to the provisions hereof, may classify or reclassify any unissued Shares of Preferred Stock into one or more Series of Preferred Stock by fixing or altering in any one or more respects, from time to time, before issuance of such unissued Shares:

(i) The distinctive designation of such Series and the number of Shares to constitute such Series;

(ii) The annual dividend rate on the Shares of such Series, the time of payment, whether or not dividends thereon shall be cumulative, and, if cumulative, the date or dates from which such dividends shall be cumulative;

(iii) The price at and any terms and conditions on which Shares may be redeemed;

(iv) The sinking fund provisions for the redemption or purchase of Shares;

(v) The amount payable on the Shares of such Series in the event of voluntary liquidation, dissolution, or winding up of the Corporation;

(vi) The amount payable on the Shares of such Series in the event of involuntary liquidation;

(vii) Whether or not the Shares of such Series shall be convertible into Shares of stock of any other class or classes, and if so convertible, the terms and conditions of such conversion;

(viii) The limitations and restrictions, if any, to be effective while any Shares of such Series are outstanding, upon the payment of dividends or making of other distributions on the Common Stock or any other class or classes of stock of the Corporation ranking junior to the Shares of such Series;

(ix) The conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or any subsidiary and the conditions or restrictions, if any, upon the issuance of any additional stock (including additional Shares of such Series or of any other Series) ranking on a parity with or prior to the Shares of such Series as to dividends or upon liquidation;

(x) Any right to vote with holders of Shares of any other Series or class and any right to vote as a class, either generally or as a condition to specified corporate action; and

(xi) Such other preferences, rights, restrictions, and qualifications as shall not be inconsistent herewith.

(C)
All Shares of any Series of Preferred Stock shall be identical with each other in all respects, except that Shares of any one Series issued at different times may differ as to the dates from which dividends thereon shall be cumulative, if cumulative dividends have been designated for such Series, and all Series shall rank equally and be identical in all respects, except as permitted by the foregoing provisions of Section (2) hereof.

(D)	The Preferred Stock is senior to the Common Stock, and the Common Stock is subject to the rights and preferences of the Preferred Stock as herein set forth.

(E)
(i)    The holders of Preferred Stock of each Series shall be entitled to receive, and the Corporation shall be bound to pay, out of any funds legally available for such purpose, when and as declared by the Board of Directors, cash dividends thereon at such rate and payable at such times as shall be fixed and determined for such Series as herein set forth. Dividends with respect to each Series of Preferred Stock shall be cumulative or non-cumulative, as determined by the Board of Directors, and shall accrue from such date or dates as shall have been fixed and determined with respect to such Series by the Board of Directors as herein provided.

(ii)
In no event, so long as any Preferred Stock shall remain outstanding, shall any dividend whatsoever be declared or paid upon, or any distribution be made or ordered in respect of, the Common Stock or any other class of stock ranking junior to the Preferred Stock, or any moneys be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of Shares of Common Stock or of any other such junior class of stock, unless:

  (a)  Full cumulative dividends on the Preferred Stock of all Series for all past dividend periods shall have been paid with respect to any outstanding Preferred Shares having cumulative dividend rights, and the full dividend on all outstanding Shares of Preferred Stock of all Series for the then current dividend period, if any, shall have been paid or declared and set apart for payment; and

  (b)  The Corporation shall have set aside all amounts, if any, theretofore required to be set aside as and for sinking funds, if any, for the Preferred Stock of all Series for the then current year, and all defaults, if any, in complying with any such sinking fund requirements in respect of previous years shall have been made good.

(iii)
Subject to the foregoing provisions respecting the Preferred Stock, and not otherwise, dividends, payable in cash, stock, or otherwise, as may be determined by the Board of Directors, may be declared and paid upon the Common Stock, from time to time, out of any funds legally available therefor, and no holder of any Shares of any Series of Preferred Stock, as such, shall be entitled to participate in any such dividend.

(F)
The Corporation, at the option of the Board of Directors, may, at any time permitted by the resolution or resolutions adopted by the Board of Directors providing for the issuance of any Series of Preferred Stock, and at the redemption price per Share fixed and determined for such Series, redeem the whole or any part of the Shares of such Series at the time outstanding (the total sum so payable on any such redemption being herein referred to as the "redemption price").  Notice of every such redemption shall be mailed to the holders of record of the Shares of such Series so to be redeemed at their respective addresses as the same shall appear on the books of the Corporation.  Such notice shall be mailed at least 30 days in advance of the date designated for such redemption to the holders of record of Shares so to be redeemed.  In case of the redemption of a part only of any Series at the time outstanding, the Shares of such Series so to be redeemed shall be selected by lot or pro rate in such manner as the Board of Directors may determine.

(G)
If, on the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the Shares so called for redemption, then, notwithstanding that any certificates for Shares of Preferred Stock so called for redemption shall not have been surrendered for cancellation, the Shares represented thereby shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue from and after the date of redemption so designated, and all rights of holders of the Shares of Preferred Stock so called for redemption shall forthwith, after such redemption date, cease and terminate, excepting only the right of the holders thereof to receive the redemption price therefor but without interest.  Any moneys so set aside by the Corporation and unclaimed at the end of six years from the date designated for such redemption shall revert to the general funds of the Corporation; after which reversion, the holders of such Shares so called for redemption shall look only to the Corporation for payment of the redemption price, and such Shares shall not still be deemed to be outstanding.

(H)
Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the Preferred Stock of each Series shall be entitled, before any distribution shall be made to the Common Stock or to any other class of stock junior to the Preferred Stock, to be paid the amount fixed and determined by the board of Directors for such Series as herein provided, plus accrued and unpaid dividends thereon to the date of distribution, but the Preferred Stock shall not be entitled to any further payment, and any remaining net assets shall be distributed ratably to the outstanding Common Stock.  If, upon such liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, the net assets of the Corporation shall be insufficient to permit the payment to all outstanding Shares of Preferred Stock of all Series of the full preferential amounts to which they are respectively entitled, then the entire net assets of the Corporation shall be distributed ratably to all outstanding Shares of Preferred Stock of all Series in proportion to the full preferential amount to which each Share is entitled.  Neither a consolidation nor a merger of the Corporation with or into any other corporation or corporations, nor the sale of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution, or winding up within the meaning of this section.

(I)
The Preferred Stock shall not be convertible, except to the extent that any one or more Series thereof may be issued with the privilege of conversion as may be determined by the Board of Directors prior to issuance of any Shares of such Series as herein set forth.  If the Shares of any Series are so issued with the privilege of conversion, then, at the option of the respective holders thereof, the Preferred Stock of such Series shall be convertible into a number of fully paid and non-assessable Shares of the Common Stock or any other class of stock of the Corporation at the conversion rate, or upon payment to the Corporation of the conversion price, which is in effect for the Preferred Stock of such Series at the time of such conversion.  The initial conversion rate or conversion price (including, in the latter case, the number of Shares of Common Stock or other class of stock issuable upon conversion), and the terms and conditions of conversion for each Series issued with the privilege of conversion shall be fixed and determined by the Board of Directors as hereinafter provided.  Such conversion price or conversion rate, with respect to any  such Series, may be subject, from time to time, to adjustment by virtue of issuance of securities or rights to purchase securities of the Corporation, or upon any capital reorganization or reclassification of the Common Stock of the Corporation, or the consolidation or merger of the Corporation, or the sale, conveyance, lease, or other transfer by the Corporation of all or substantially all of its property, or in other circumstances, all to the extent and in the manner fixed and determined by the Board of Directors as herein set forth.

(J)
Shares of any Series of Preferred Stock which have been issued and reacquired in any manner by the Corporation (including Shares redeemed, Shares purchased and retired, and Shares which, if convertible or exchangeable, have been converted into or exchanged for Shares of stock of any other class, classes, or Series) shall have the status of authorized and unissued Shares of Preferred Stock and may be reissued as a part of the Series of which they were originally a part, or may be reclassified and reissued as part of a new Series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, or as part of any other Series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board of Directors provided for the issue of any Series of Preferred Stock.

(K)
None of the holders of Preferred Stock of any Series shall have any voting  powers for any purpose, except as may be specifically required by law, or except  as any such right to vote may be fixed and determined by the Board of Director  prior to issuance of any Shares of such Series as herein provided.

(L)
In order the Board of Directors to establish a Series of Preferred Stock, the Board of Directors shall adopt a resolution or resolutions setting forth the designation and the number of Shares of such Series and the relative rights and preferences thereof in respect of the foregoing particulars.  The Board of Directors may re designate any Shares of any Series theretofore established that have not been issued, or that have been issued and retired, as Shares of some other Series, or change the designation of outstanding Shares where desired to prevent confusion.

(M)	For the purposes hereof and of any resolution of the Board of Directors providing for the classification or reclassification of any Shares of Preferred Stock:

(i)
The term "outstanding," when used in reference to Shares of stock, shall mean issued Shares, excluding Shares held by the Corporation or a subsidiary, and Shares called for redemption; funds for the redemption of which shall have been deposited in trust;

COMMON STOCK

Subject to the foregoing provisions, dividends may be declared on the Common Stock, and each Share of Common Stock shall entitle the holder thereof to one vote in all proceedings in which action shall be taken by stockholders of the Corporation.

All said shares may be issued by the corporation from time to time for such considerations as may be fixed by the Board of Directors.”

3.    The vote by which the stockholders holding shares in the corporation entitling them to  exercise at least a majority of the voting power as may be required in a case of a vote or classes or series or may be required by the provisions of the articles of incorporation in favor of the amendment is 51.39%. That said amendment was duly adopted in accordance with provisions of Section 78.390 of the Nevada General Corporation Law.

/s/ James Tilton
James Tilton, President

Important Information Regarding the Availability of Information Statement Materials for Helix Wind Corp.   For a copy of the Notice of Stockholder Action By Written Consent and a copy of the Helix Wind Corp. 2010 Form 10-K, see www.information.helixwind.com.  The Information Statement contains the following matters:

(1)  The proposal to appoint Anton & Chia, as the Company’s independent auditor; and

(2)  The proposal to increase the Company’s authorized common stock to 100,000,000,000 (par value $0.0001) from 1,750,000,000 (par value $0.0001).

This communication presents only an overview of the more complete information statement materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the information statement materials.

The following materials are available for view:

2010 Annual Report of Helix Wind Corp (2010 Form 10-K)
Notice of Stockholder Action By Written Consent and Information Statement

To view this material, visit:  www.information.helixwind.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one.  There is no charge to you for requesting a copy.  To facilitate timely delivery, please make the request as instructed below on or before July 30, 2011.

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